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                   EMPLOYMENT AGREEMENT RENEWAL AND AMENDMENT


This Employment Agreement Renewal and Amendment (the "Amendment") is entered into on this 1st day of January, 1997 by and between Steinway Musical Instruments, Inc., a Delaware Corporation with an office and place of business at 800 South Street, Waltham, MA (the "Company") and Dennis M. Hanson, (the "Executive").

                                    RECITALS

WHEREAS, the Executive entered into an Employment Agreement with Steinway Musical Properties, Inc. ("SMP") dated May 1, 1995, (the "Agreement") and

WHEREAS, the Agreement was assigned from SMP to the Company in accordance with paragraph 12 thereof, and

WHEREAS, the Company and Executive wish to renew the Agreement for an additional Term and provide for future renewals,

NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

                                    AMENDMENT

1. TERM OF EMPLOYMENT. The Term of employment as defined in the Agreement is hereby extended to December 31, 1997.

2.   FUTURE RENEWALS.    The Term shall automatically renew on an annual basis
unless the Company provides the Executive with written notice of its intent not to renew at least sixty (60) days prior to the expiration of the then current Term.

3. OTHER MATTERS. Except as specifically amended herein all terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first written above.


Steinway Musical Instruments, Inc.


By:  /s/ Dana D. Messina
     ---------------------------
     Dana D. Messina
     President


     Executive

     /s/ Dennis M. Hanson
     ---------------------------
     Dennis M. Hanson